Calvert
Tax-Free Reserves California
Money Market Portfolio
Semi-Annual Report


June 30,1998


Contents

President's Letter
1

Portfolio
Manager Remarks
2

Statement of
Net Assets
4

Statement  of
 Operations
7

Statements of Changes in Net Assets
8

Notes to
Financial Statements
9

Financial Highlights
11

Dear Investor:

The previous quarter serves as a reminder that U.S. stock and bond markets can be severely impacted by global forces and points out some of the challenges portfolio managers will face in the months ahead.

The Asian financial crisis remains the number one issue. Devaluation of foreign currencies makes U.S. goods more expensive for buyers overseas and cheapens the cost of imports to the U.S. This radical shift in pricing power and advantage caused investors to reduce their expectations for future U.S. corporate profits growth and helped keep stock prices from rising further.

Asia's struggles also touched off a general flight-to-quality, with investors bailing out of stocks and riskier bonds, especially emerging market issues, and running for the safety of U.S. Treasury securities. The yield on the benchmark 30-year Treasury bond fell to an all-time low.

Russia's economic woes also came to the fore. Propping up the ruble is likely to be a financial drain on world lenders and could spell more trouble for emerging market countries. There are bright spots. In Europe, corporations continued to post good returns and most markets advanced during the last quarter. Looking ahead, progress toward a single currency, the euro, for 11 participating countries should encourage further gains, as it will reduce corporations' currency risk and make it easier to sell goods and services to customers in other euro-based countries.

Our equity and fixed-income managers continue to cast a wide net in monitoring these and other key economic and financial hot spots around the world without lessening their focus on the changing U.S. economy.
We appreciate your choosing to invest with Calvert Group.
Sincerely,
Barbara J. Krumsiek
President and CEO
July 27, 1998

(picture)
Tom Dailey is a member of the CAMCO portfolio management team.


Calvert Tax-Free Reserves California Money Market Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.


Fund
Information

asset allocation
California tax-exempt
money market

NASDAQsymbol
CTCXX

CUSIP number
131620-50-2


Calvert Tax-Free Reserves California Money Market Portfolio

How would you describe the investment environment over the past six months? The domestic economy continued to expand during the first half of 1998, buoyed by low interest rates, low unemployment, and subdued inflation.

The decline in long-term interest rates was primarily the result of the anti-inflationary effects of Asia's financial woes and the Treasury's paydown of outstanding debt. Devaluation of foreign currencies makes U.S. goods more expensive, so U.S. exports to those regions have declined. Imports to the U.S., on the other hand, rose, which tends to increase price competition here.

The Federal Reserve opted to maintain its neutral monetary policy on the assumption that fallout from the Asian financial crisis would act as a sufficient drag on the U.S. economy. The Fed has not taken steps to raise or lower rates since hiking the federal funds rate one-quarter of a percent on March 25, 1997.

What was your strategy?

We looked to exploit seasonal supply and demand conditions, including tax-season outflows and new issuance. During the second quarter of the year, large numbers of investors redeem shares of their tax-free money market mutual funds in order to meet tax payments. Fund managers are forced to sell securities to meet redemptions, which creates an abundant supply. Yields move up to lure investors back into the market.

In anticipation of this opportunity, we took steps to shorten the Portfolio's average maturity from 46 days at the beginning of the period to 25 days at the mid point. This gave us the flexibility to reinvest a greater percentage of fund assets in higher yielding securities.

We lengthened the Portfolio's maturity near the second part of the reporting period. Here we were able to capitalize on seasonal issuance of one-year notes. These notes are an important part of a money market manager's strategy for extending maturity and are typically met with strong demand.

This year, supply was reduced by two factors. First, municipalities' financial conditions have been improved by the robust economy and they do not need to issue as much debt. Second, a significant portion of the note issuance was converted into variable-rate demand notes. Reduced supply and level demand caused yields to trend lower.
We acted quickly to buy one-year notes before supply dried up. At the close of the period, maturity stood at 39 days.

How did the Fund perform relative to its peers?

The Portfolio's six-month return of 1.65% was 22 basis points ahead of the return for the Lipper California Tax-Exempt Money Market Funds Average.


What's your near-term outlook for the money markets?

As long as inflation appears benign, the Fed can assume weakening currencies in Southeast Asia and Japan are working to slow the US economy and should not be inclined to raise rates.

We also expect to see continued strong demand for money market securities, given the increased volatility of global stock markets. As we don't anticipate a steep rise in rates and believe demand will remain firm, we'll be looking to lengthen maturity a bit in the coming months.

Of course, we'll continue to monitor the strength of the economy and inflation and will be ready to take a more conservative stance if necessary.
July 21, 1998

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.


comparative month-end yields


                                    IBC's State
                  CTFR              Specific GP
                  California        Tax-Free Money
                  Money Market      Market Averages
6.30.98           3.29%             2.92%
5.31.98           3.57%             3.13%
4.30.98           3.59%             3.13%
3.31.98           3.12%             2.68%
2.28.98           3.02%             2.65%
1.31.98           3.19%             2.87%
12.31.97          3.39%             3.11%


Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Sources: IBC's Money Fund Report, IBC Financial Data Inc. and Lipper Analytical Services Inc.


Portfolio
statistics

 weighted
average maturity

6.30.98          39 days
12.31.97         46 days

credit quality
distribution

Pie chart shows tiers of credit quality distribution as of 6.30.98

First tier        92%
Second tier       8%


All securities in Calvert Group money market funds are eligible securities under rule 2a-7 of the Investment Company
Act of 1940. First Tier Securities are eligible securities rated in the highest rating category for short-term debt obligations by at least two of the Nationally Recognized Statistical Ratings Organizations. Second Tier Securities are eligible securities not in the First Tier.




average annual
total return
as of 6.30.98

1 year           3.32%
5 year           3.13%
inception        3.66%
(10.16.89)


Statement of Net Assets
June 30, 1998

                                            Principal
Municipal Obligations - 111.0%              Amount            Value
California - 102.2%
Alameda County Tax & Revenue
Anticipation Notes,
  4.50%, 7/7/99                             $15,000,000       $15,129,901
Buena Park Community Development
Authority VRDN,
5.355%, 12/28/99, GA:  Mass Mutual Life
Insurance                                   6,100,000         6,100,000
California Housing Finance Agency
Revenue VRDN:
  3.54%, 8/1/10, TOA: Citibank,
INSUR: MBIA                                 2,410,000         2,410,000
  3.58%, 8/1/14, BPA: Banco Santander,
INSUR: MBIA                                 9,120,000         9,120,000
California Schools Cash Reserve
 Program Authority
 Series A Notes:
     4.75%, 7/2/98               9,375,000  9,375,238
     4.50%, 7/2/99               15,000,000 15,109,800
California State VRDN:
  3.85%, 8/1/15, BPA: Societe
Generale, INSUR: MBIA            9,600,000  9,600,000
  3.60%, 10/1/19, BPA: Societe
 Generale, INSUR: FGIC                      10,740,000        10,740,000
California Statewide Community
 Development Authority
MFH Revenue VRDN:
3.70%, 3/25/25, LOC: Chase Manhattan        8,000,000         8,000,000
     3.45%, 7/1/27, LOC: Banque Paribas     5,070,000         5,070,000
California Statewide Community
Development Authority
     Tax & Revenue Anticipation
 Notes, 4.75%, 9/30/98                      5,860,000         5,875,485
California Valleys Housing
Finance Authority
Revenue VRDN, 4.45%, 7/1/25,
 LOC:  Sumitomo
Bank, Ltd.                                  9,500,000         9,500,000
Contra Costa County MFH VRDN,
4.40%, 10/20/28,
     LOC: Sumitomo Bank, Ltd.               2,460,000         2,460,000
Fresno MFH VRDN, 4.50%, 5/1/15, LOC:
Tokai Bank, Ltd.                            1,188,000         1,188,000
Inland Valley Development
 Agency California
Tax Allocation VRDN, 3.75%,
3/1/27, CONF:
National Westminster Bank                   10,000,000        10,000,000
Irvine Ranch Water District GO
VRDN, 3.25%, 6/1/15,
     LOC: National Westminster Bank         8,000,000         8,000,000
Kern California Community College
 District COPs VRDN,
     3.20%, 1/1/25, LOC:
Union Bank California            17,500,000 17,500,000
Los Angeles Convention &
 Exhibition Center
Revenue VRDN,
3.68%, 8/15/18, BPA:  Merrill Lynch,
INSUR:  MBIA                                13,500,000        13,500,000
Los Angeles County Housing Authority
MFH Revenue VRDN, 4.45%,
11/1/09, LOC:
Industrial Bank Japan                       5,000,000         5,000,000
Los Angeles County Tax & Revenue
 Anticipation Notes,
     4.50%, 6/30/99                         15,000,000        15,119,550
Los Angeles Transportation Community Sales
Tax Revenue VRDN,
3.60%, 8/20/03, LOC:  Credit
 Suisse, INSUR:  MBIA            6,000,000  6,000,000
Los Angeles Unified School District Tax &
 Revenue Anticipation Notes,
     4.50%, 10/1/98                         5,500,000         5,511,421

Marin County Housing Authority
MFH Revenue VRDN,
     4.10%, 10/15/29, LOC:
 Dai-ichi Kangyo Bank            17,900,000 17,900,000
Midway School District COPs
VRDN, 4.10%, 2/1/23,
     LOC:  Union Bank of California         4,965,000         4,965,000
Oceanside MFH VRDN, 3.80%, 8/1/17,
     SURBD:  Continental Casualty Co.       6,540,000         6,540,000


     Principal
Municipal Obligations (Cont'd)   Amount     Value
Orange County Apartment
Development Revenue VRDN:
  4.70%, 3/1/07, LOC:  Tokai Bank Ltd.      $6,550,000        $6,550,000
  4.35%, 8/15/07, LOC:  Tokai Bank Ltd.     3,200,000         3,200,000
  3.30%, 11/1/08, LOC:  Banque Paribas      9,400,000         9,400,000
Orange County MFH Authority
VRDN, 3.30%, 5/1/22,
     LOC:  Banque Paribas                   4,900,000         4,900,000
Palmdale School District Project
 Lease VRDN:
3.90%, 12/13/10, LOC:  National
 Westminster Bank                5,169,999  5,169,999
3.90%, 12/13/10, LOC:  National
Westminster Bank                 5,820,000  5,820,000
Paramount MFH Authority VRDN,
4.67%, 10/1/18,
     LOC:  Heller Financial                 4,250,000         4,250,000
Pitney Bowes Credit Corporation
LeaseTOPS
Trust Certificates VRDN:
  3.76%, 10/10/01, BPA: Pitney
Bowes Credit Corp.,
  INSUR, AMBAC                   9,000,000  9,000,000
  3.85%, 2/11/11, BPA:  Pitney Bowes
 Credit Corp.,
  LOC:  Landesbank Hessen                   6,422,509         6,422,509
Redland Redevelopment Agency
Tax Allocation VRDN,
  4.45%, 8/1/22, CONF: Sumitomo
 Bank, Ltd.,
  LOC: Sumitomo Trust & Banking  4,000,000  4,000,000
Riverside MFH VRDN, 4.25%,
6/1/09, LOC:
 Tokai Bank Ltd.                            1,000,000         1,000,000
San Bernardino COPs VRDN,
 4.75%, 3/1/24,
LOC: Bank Tokyo Mitsubishi                  3,950,000         3,950,000
San Bernardino MFH Revenue VRDN,
 3.65%, 6/1/05,
LOC: Household Federal Savings   2,000,000  2,000,000
San Diego Area Local Government
 COPs Tax & Revenue
     Anticipation Notes, 4.50%, 10/1/98     4,500,000         4,509,384
San Diego Tax & Revenue Anticipation Notes,
4.50%, 9/30/98,
  LOC: Bank of Nova Scotia,
LOC: Canadian Imperial,
  LOC: Commerze Bank             8,000,000  8,009,818
San Francisco Redevelopment MFH VRDN:
4.40%, 10/1/00, LOC:  Mitsubishi
Trust & Banking                             16,275,000        16,275,000
4.25%, 12/1/05, LOC:  Industrial
Bank of Japan                               7,500,000         7,500,000
San Jose Financing Authority Revenue
VRDN, 4.70%, 12/1/25,
LOC: Sumitomo Bank, Ltd.                    2,945,000         2,945,000
San Marcos IDA VRDN, 4.00%, 12/1/20,
     LOC:  Union Bank California 1,620,000  1,620,000
San Marcos Redevelopment
VRDN, 4.33%, 12/1/10,
     LOC:  Bank of America                  1,700,000         1,700,000
Santa Paula Public Financing
Authority Revenue VRDN,
  4.30%, 2/1/26, LOC: Sumitomo Bank, Ltd.,
  Confirming LOC: Sumitomo Bank, Ltd.       10,800,000        10,800,000
Stockton Heritage Convalescent
 Center Project VRDN,
     5.95%, 12/1/05, LOC:
Tokai Bank Ltd.                             1,165,000         1,165,000
Union City MFH Authority Revenue
VRDN, 4.10%, 10/1/07,
LOC:  Credit Lyonnais, Confirming LOC:
Den Danske Bank                  9,500,000  9,500,000
Upland Apartment Development Revenue
VRDN, 4.60%, 1/1/09,
     LOC: Tokai Bank, Ltd.                  4,000,000         4,000,000
Vallejo IDA Revenue VRDN,
 4.10%, 12/1/23,
     LOC: Bank Tokyo Mitsubishi  2,000,000  2,000,000


     Principal
Municipal Obligations (Cont'd)   Amount     Value
Ventura County Tax & Revenue
Anticipation Notes,
     4.50%, 7/1/98               $7,900,000 $7,900,000
Victorville MFH Revenue VRDN,
4.30%, 12/1/15,
     C/LOC:  Redlands S&L                   6,610,000         6,610,000

Other - 8.8%
Puerto Rico Commonwealth Tax & Revenue
Anticipation Notes,
     4.50%, 7/30/98                         9,000,000         9,005,253
Puerto Rico Electric Power
Authority General
Obligation VRDN,
  3.45%, 7/1/22, BPA:  Societe
Generale, INSUR:  MBIA                      12,000,000        12,000,000
Puerto Rico Infrastructure Finance
 Authority VRDN,
     3.58%, 7/1/28, BPA:
Societe Generale, INSUR: AMBAC   8,865,000  8,865,000
Puerto Rico Infrastructure Municipal Trust
VRDN, 3.70%, 7/1/28              2,000,000  2,000,000

Total Municipal Obligations (Cost $401,781,358)                401,781,358

TOTAL INVESTMENTS  (Cost $401,781,358) - 111.0%               $401,781,358
Payable for investments purchased - (13.2%)                   (47,671,208)
Other assets in excess of liabilities - 2.2%                   7,888,640
     Net Assets - 100%                               $361,998,790

Net Assets Consist of:
Paid in capital applicable to 362,104,310
shares of beneficial interest,
     unlimited number of no par shares authorized             $362,104,351
Undistributed net investment income                           9,915
Accumulated realized gain/(loss) on investments                (115,476)

     Net Assets                                      $361,998,970

     Net Asset Value Per Share                       $1.00



Explanation of Guarantees             Abbreviations
BPA: Bond-Purchase Agreement          AMBAC: American Municipal Bond Assurance
Corp.
CONF: Confirming Letter of Credit     COPs: Certificates of Participation
GA: Guaranty Agreement                FGIC: Financial Guaranty Insurance
Company
IA: Investment Agreement              GO: General Obligation
INSUR: Insurance                      IDA: Industrial Development Authority
LOC: Letter of Credit                 MBIA: Municipal Bond Insurance
Association
C/LOC:  Collateralized LOC            MFH: Multi-Family Housing
SURBD:  Surety Bond                   VRDN:  Variable Rate Demand Note
TOA:  Tender Option Agreement

See notes to financial statements.



Statement of Operations
Six Months Ended June 30, 1998

Net Investment Income
Investment Income
     Interest income                             $6,664,524

Expenses
     Investment advisory fee                     845,146
     Transfer agency fees and expenses           216,861
     Trustees' fees and expenses                 19,607
     Administrative fees                         14,454
     Custodian fees                              16,992
     Registration fees                           7,065
     Reports to shareholders                     56,419
     Professional fees                           6,826
     Miscellaneous                               8,389
     Reimbursement from Advisor(84,515)
     Total expenses                              1,107,244
     Fees paid indirectly                        (31,141)
     Net expenses                                1,076,103

     Net Investment Income     5,588,421

Realized Gain (Loss) on Investments
Net realized gain (loss)                         16,196

     Increase (Decrease) in Net Assets
     Resulting from Operations $5,604,617


See notes to financial statements



Statements of Changes in Net Assets

                                            Six Months Ended Year Ended
     June 30, December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
     Net investment income                  $5,588,421        $10,583,693
     Net realized gain (loss) on securities 16,196            12,061

     Increase (Decrease)
         in Net Assets
     Resulting from Operations              5,604,617         10,595,754

Distributions to shareholders from
     Net investment income                  (5,585,502)       (10,603,640)

Capital share transactions
     Shares sold                            240,082,964       373,188,095
     Reinvestment of distributions          5,465,454         10,433,911
     Shares redeemed                        (204,570,038)     (408,620,397)
         Total capital share transactions   40,978,380        (24,998,391)

Total Increase (Decrease)
in Net Assets 40,997,495                    (25,006,277)

Net Assets
Beginning of period                         321,001,295       346,007,572
End of period (including undistributed
net investment income
     of $9,915 and $6,996, respectively)    $361,998,790      $321,001,295

Share Activity
Shares sold                                 240,082,964       373,188,095
Reinvestment of distributions               5,465,454         10,433,911
Shares redeemed                             (204,570,038)     (408,620,397)
     Net share activity                     40,978,380        (24,998,391)


Notes To Financial Statements

Note A - Significant Accounting Policies

General: The California Money Market Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Portfolio offers shares of beneficial interest to the public with no sales charges.

Security Valuation: Securities are valued at amortized cost which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are earned daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $135,753 was payable at year end.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $84,515. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of Money Market portfolios, Class O and Institutional Class) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.Under the terms of the agreement, $2,532 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement, $20,056 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at June 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net capital loss carryforwards, for federal income tax purposes, of $131,672 at December 31, 1997 may be utilized to offset current and future capital gains until expiration through 2004.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.


Financial Highlights

     Periods Ended
                               June 30,     December 31,  December 31,
                               1998         1997          1996
Net asset value, beginning                  $1.00         $1.00        $1.00
Income from investment operations
     Net investment income                  .016          .032         .031
Distributions from
     Net investment income                  (.016)        (.032)       (.031)
Net asset value, ending        $1.00        $1.00         $1.00

Total return                   1.65%        3.28%         3.17%
Ratios to average net assets:
     Net investment income                  3.31%(a)      3.22%        3.14%
     Total expenses +         .66%(a)      .66%          .69%
     Net expenses              .64%(a)      .65%          .68%
     Expenses reimbursed       .05%(a)      .05%          .03%
Net assets, ending (in thousands)           $361,999      $321,001     $346,008
Number of shares outstanding,
     ending (in thousands)                  362,104       321,126      346,124

     Years Ended
                         December 31,       December 31,  December 31,
                               1995         1994          1993
Net asset value, beginning                  $1.00         $1.00        $1.00
Income from investment operations
     Net investment income                  .037          .026         .022
Distributions from
     Net investment income                  (.037)        (.026)       (.022)
Net asset value, ending        $1.00        $1.00         $1.00

Total return                   3.78%*       2.62% *       2.26%
Ratios to average net assets:
     Net investment income                  3.69%         2.55%        2.22%
     Total expenses +          .76%         -            -
     Net expenses              .75%         .69%          .69%
Net assets, ending (in thousands)           $300,351      $260,719     $296,984
Number of shares outstanding,
     ending (in thousands)                  300,544       260,716      296,984


(a)      Annualized
* Total return numbers do not reflect the Tender Option Agreement. On December 15, 1994, the Portfolio entered into a Tendered Option Agreement wit hthe Advisor valued at $600,000 to secure payment of an "at risk" investment. On June 30, 1995, the investment paid the Portfolio in full and the Option expired unused. The expiration loss was applied against the Advisor's capital contribution of the Option.
+        Effective December 31, 1995, this ratio reflects total expenses before reduction of fees paid indirectly; such reductions are included in the ratio of net expenses.

this page is reserved for any comments and questions.


Calvert
Tax-Free
Reserves
California
Money
Market
Portfolio


This report is intended to provide fund
information to
shareholders. It is not authorized for
distribution to
prospective investors unless preceded or accompanied by a prospectus.




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Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund